Exhibit 10.3

UNITED STATES HEATING OIL FUND, LP

AMENDMENT NO. 1 TO MARKETING AGENT AGREEMENT

This Amendment No. 1 dated as of July 30, 2012 to the Marketing Agent Agreement, by and among United States Heating Oil Fund, LP, a Delaware limited partnership (the “Fund”), United States Commodity Funds LLC, formerly Victoria Bay Asset Management, LLC, a Delaware limited liability company, as General Partner of the Fund (the “General Partner”) and ALPS Distributors, Inc., a Colorado corporation (the “Marketing Agent”).

WITNESSETH

WHEREAS, the Fund, the General Partner and the Marketing Agent entered into a Marketing Agent Agreement dated as of March 10, 2008 (the “Agreement”); and

WHEREAS, the Fund, the General Partner and the Marketing Agent wish to amend the Marketing Agent Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreement herein contained, the Fund, General Partner and the Marketing Agent hereby agree as follows:

1.	Name of the Fund; License. Section 4.2 of the Agreement entitled “Name of Fund; License” is deleted in its entirety and replaced with the following:

Name of the Fund; License. Effective August 1, 2012 and for the term of this Agreement, the General Partner shall cause the name of the Fund to be “United States Diesel-Heating Oil Fund, LP.”

2.	Notices. Section 10.7 of the Agreement entitled “Notices” is amended to change the address of the General Partner effective August 1, 2012 to the following:

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, California 94612

3.	Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to be duly executed as of the date first written above.

UNITED STATES HEATING OIL FUND, LP

By: United States Commodity Funds LLC,

        as General Partner

/s/ Howard Mah
Name: Howard Mah
Title: Management Director

UNITED STATES COMMODITY FUNDS LLC

/s/ Howard Mah
Name: Howard Mah
Title: Management Director

ALPS DISTRIBUTORS, INC.

/s/ Thomas A. Carter
Name: Thomas A. Carter
Title: President